SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          July 29, 2004 (July 23, 2004)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                  0-26542                    91-1141254
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
      of Incorporation)            file number)             Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)







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Item 4.  Changes in Registrant's Certifying Accountants

On July 23, 2004, Ernst & Young LLP ("E&Y") informed Redhook Ale Brewery, Incorporated (the "Company") that E&Y would resign as the Company's independent registered public accounting firm following completion of services related to the review of the interim financial statements of the Company for the quarter ended June 30, 2004. The Company is currently in the process of selecting a new independent registered public accounting firm for its fiscal year ending December 31, 2004.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended December 31, 2003 expressed substantial doubt regarding the Company's ability to continue as a going concern if the Company's distribution agreement with Anheuser-Busch, which was subject to early termination in 2004, was terminated. The termination of the distribution agreement would have caused an event of default under the Company's bank credit agreement and would have required the Company to redeem the Series B Preferred Stock on December 31, 2004. As reported in the Company's current report on Form 8-K filed on July 2, 2004, the Company and Anheuser-Busch have entered into a new distribution agreement which will expire on December 31, 2024, subject to the one-time right of Anheuser-Busch to terminate the distribution agreement on December 31, 2014.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003 and 2002, and in the subsequent interim periods, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreement in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 29, 2004, is filed as Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         The following exhibit is filed pursuant to Item 4 hereof:


         Exhibit No.       Exhibit
         --------------    -----------------------------------------------------
         16.1              Letter of Ernst & Young LLP dated July 29, 2004,
                           stating its agreement with the statements made in this report.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REDHOOK ALE BREWERY,
                                             INCORPORATED



Dated: July 29, 2004                         By: /s/ DAVID J. MICKELSON
                                                 -------------------------------
                                                     David J. Mickelson
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Chief Operating Officer










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                                  EXHIBIT INDEX

Exhibit No.      Exhibit
-------------    ---------------------------------------------------------------

16.1 Letter of Ernst & Young LLP dated July 29, 2004, stating its agreement with the statements made in this report.














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